EXHIBIT 23.2


                   CONSENT OF OHRLINGS PRICEWATERHOUSECOOPERS AB,
                             INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 2000, relating to the financial statements of Industri-Matematik International Corp. which appears in Industri-Matematik International Corp.'s Annual Report on Form 10-K for the year ended April 30, 2000.


                                     /s/ Ohrlings PricewaterhouseCoopers AB
                                     --------------------------------------
                                     OHRLINGS PRICEWATERHOUSECOOPERS AB

Stockholm, Sweden
May 8, 2001